EMPLOYMENT AND CONFIDENTIALITY
                         ------------------------------
                                    AGREEMENT
                                    ---------
                               COMMUNITY WEST BANK
                               -------------------
                      President and Chief Executive Officer


     This Employment and Confidentiality Agreement (the "Agreement") is made and
                                                         ---------
entered into as of January 1, 2007 (the "Effective Date") by and between
                                         --------------
Community West Bank, a Nationally Chartered Bank and wholly owned subsidiary of Community West Bancshares (the "Bank"), Community West Bancshares, a California
                                ----
corporation ("Parent") and Lynda J. Nahra ("Executive").
              ------                        ---------

                                   Witnesseth
                                   ----------

     Whereas the Bank is a California national banking association duly organized, validly existing, and in good standing under the laws of the United States of America, with power to own property and carry on its business as it is now being conducted, with its principal place of business located at 445 Pine Street, Goleta, California 93117;

     Whereas the Bank desires to avail itself of the skill, knowledge and experience of Executive in order to insure the successful management of its business;

     Whereas, the Bank and Executive entered into an Employment and Confidentiality Agreement effective as of April 1, 2003 (the "Original
                                                              --------
Agreement");
---------

     Whereas, the term of the Original Agreement will expire as of December 31, 2006, subject to the automatic extension of the term on certain conditions specified in the Original Agreement;

     Whereas the parties desire to enter into this Agreement rather than automatically extending the term of the Original Agreement;

     Whereas the parties hereto desire to specify the terms of Executive's employment by the Bank and Company as controlling Executive's employment at the Bank;

     Now, therefore, in consideration of the representations, warranties, and mutual covenants set forth in this Agreement, the following terms and conditions shall apply to Executive's employment with the Bank on and after the Effective
Date:

1.   ARTICLE 1 - EMPLOYMENT AND TERM
     -------------------------------

     1.1.     Employment.  The Bank shall employ Executive as the Bank's
              ----------
President and Chief Executive Officer (the "Position"), and Executive accepts
                                            --------
such employment, in accordance with the terms and conditions set forth in this Agreement. The place of Executive's employment under this Agreement shall be in Goleta, California, at a location determined by the Board of Directors of the Bank (the "Board of Directors").
           ------------------

     1.2.     Term.  The term of employment under this Agreement ("Term") shall
              ----                                                 ----
commence on the Effective Date and end on December 31, 2009, subject to early termination, provided in Article 4, below.

     1.3.     Renewal.  Upon the expiration of the Term, Executive's employment
              -------
under this Agreement shall automatically renew for a successive period of twelve
(12) months ("Renewal Term"), and upon expiration of any subsequent Renewal Term
              ------------
shall automatically renew for a successive period of twelve (12) months; unless, at least three (3) months before the expiration of any preceding Term or Renewal Term, either (a) the Board provides written notice of non-renewal to Executive; or, (b) Executive provides written notice of non-renewal to Bank. Each party shall negotiate in good faith the terms and conditions for any renewal of the Term or any Renewal Term of this Agreement.

     1.4.     Policies and Regulations.  Executive shall observe, comply with
              ------------------------
and be bound by all of the policies, rules and regulations established by the Bank with respect to its executives and otherwise, all of which policies, rules and regulations are subject to change by the Bank from time to time.

2.   ARTICLE 2 - DUTIES OF EXECUTIVE
     -------------------------------

     2.1.     Powers.  At all times Executive shall be empowered by and subject
              ------
to the powers and authority of the Board of Directors and the Bank's shareholders. Executive shall report directly to the Board of Directors.

     2.2.     Duties.

              (a) President of Bank. Executive shall have direct responsibility for the management of Bank's activities. Executive agrees to render services and perform the duties and acts of President and Chief Executive Officer (the "Duties") in connection with all aspects of Bank's business as may
              ------
be required by the Board of Directors. Executive shall perform these Duties, and the Specific Duties as defined below, faithfully, diligently, to the best of Executive's ability and in the best interests of the Bank, consistent with the highest standards of the banking industries and in compliance with all applicable laws, rules, regulations, and policies applicable to the Bank, including, but not limited to, the Federal Deposit Insurance Act, as amended, and all regulations thereunder, and the Bank's Articles of Association and Bylaws.

              (b) President of Parent. Executive also shall have the position of President and Chief Executive Officer of Parent. Executive agrees to render services and perform the duties and acts of President and Chief Executive Officer of Parent as may be required by the Board of Directors of Parent.

     2.3.     Specific Duties.  Without limiting any of Executive's Duties and
              ---------------
obligations under SECTION 2.2, above, Executive agrees to undertake and perform all duties required of the Position ("Specific Duties"), including, but are not
                                      ---------------
limited to:

              (a) Develop a management plan that recognizes the importance of following the laws and regulations of the Officer of the Comptroller of the Currency and a system to monitor compliance of the same;

              (b) Develop, with the advice and counsel of Bank's senior management, the overall goals, policies and operating plans for the Bank, which "Goals" shall be submitted to the Board of Directors in writing, for approval;
 -----

              (c) Represent Bank in its relationship with competitors, governmental agencies and outside counsel as necessary;

              (d) Ensure that Bank policies are uniformly disseminated, understood, and properly interpreted and administered by subordinates;

              (e) Maintain the adequacy and soundness of the Bank's financial structure, establish effective control techniques which permit the appropriate delegation of responsibility and authority to satisfy the Bank's fiscal needs and to conserve the assets entrusted to the Bank;

              (f) Approve staffing levels and salary considerations on behalf of the Bank;

              (g) Prescribe specific limitations on the authority of all subordinates regarding Bank policies and procedures, contractual commitments, expenditures and personnel actions;

              (h) Review and approve appointments, employment, transfers, or termination of all key executives for the Bank;

              (i) Assume a leadership role in community affairs and local organizations, and maintain positive relationships with local businesses and other senior bank officers, with the objective to promote public relations which may lead to business development activities on behalf of the Bank;

              (j) Develop and implement programs to encourage the successful future management of the Bank (Succession Planning);

              (k) Serve as a member of the Bank's Board of Directors, Director's Loan Committee and other such committees as determined by the Board of Directors; and

              (l) Be responsible, along with the Chief Financial Officer, for the protection of shareholder and creditor rights and interests, implementing controls and audits as they deem necessary to protect such rights.

     2.4.     Conflict of Interests.  Executive shall not directly or indirectly
              ---------------------
render any services of a business, commercial or professional nature, to any other person, firm or corporation, whether for compensation or otherwise, which are in conflict with the Bank's interests. Further, Executive shall not engage in any activity that would impair Executive's ability to act and exercise independent judgment in the best interests of Bank.

     2.5.     Exclusive Services.  During employment by the Bank, Executive
              ------------------
shall not, without the express prior written consent of the Board of Directors, engage directly or indirectly in any outside employment or consulting of any kind, whether or not Executive receives remuneration for such services.Nothing in thisSECTION 2.5 shall prohibit Executive from providing volunteer consulting services (the "Volunteer Services") through established non-profit or charitable organizations in furtherance of such organization's purposes, so long as such Volunteer Services do not materially interfere with Executive's performance of her duties and obligations under this Agreement.

3.   ARTICLE 3 - COMPENSATION.  As the total consideration for the services that
       -------------------------
Executive renders under this Agreement, Executive shall be entitled to the following:

     3.1.     Base Salary.  Effective January 1, 2007, the Bank shall pay
              -----------
Executive a base salary of Two Hundred Twenty-five Thousand Dollars ($225,000.00) per year, less income tax and other applicable withholdings. During January of each year during the Term and any Renewal Term, the Board of Directors shall review the base salary payable to Executive under this Agreement and shall determine, in its sole discretion, whether or not to adjust such salary. Any such adjustment shall be effective as of the first day of such calendar year. Nothing in this SECTION 3.1 shall obligate the Bank to increase the salary payable to Executive as a result of any such review; provided that in no event shall the Bank reduce the salary payable to Executive as a result of such review. Base salary shall be paid in accordance with Bank's regular payroll practices.

     3.2.     Annual Bonus.  Executive shall be eligible to receive an annual
              ------------
bonus, at an amount, if any, determined by the Board of Directors in its sole discretion. If it is determined that a bonus will be paid Executive for any calendar year, the bonus will be paid at or near the close of the calendar year, but no later than thirty (30) days after year-end. Executive acknowledges and agrees that nothing in this Agreement or the Bank's general policies shall require the Bank to pay Executive a bonus for any year, to pay Executive a bonus in particular amount for any year, or to pay Executive a bonus by reason of the Bank's payment of a bonus to any other executives of the Bank.

     3.3.     Stock Options.
              -------------

              (a)     Initial Option.  At the first meeting of the Board of
                      --------------
Directors during January 2007, Executive shall be granted options covering 5,000 shares of the Common Stock of Parent (the "Common Stock") in accordance with the
                                           ------------
terms and conditions of the Parent's 2006 Stock Option Plan (the "Plan").
                                                                  ----

              (b)     Additional Options.  So long as Executive is then employed
                      ------------------
by the Bank under the terms of this Agreement, (i) at the first meeting of the Board of Directors during January 2008, Executive shall be granted options covering an additional 5,000 shares of Common Stock in accordance with the terms and conditions of the Plan and (ii) at the first meeting of the Board of Directors during January 2009, Executive shall be granted options covering an additional 5,000 shares of Common Stock in accordance with the terms and conditions of the Plan.

              (c)     Vesting Schedule.  Executive's interest in each of the
                      ----------------
foregoing options (the "Options") shall vest pro rata on an annual basis over a
                        -------
period of five (5) years from the date of grant of the Option.

              (d)     Acknowledgement.  Executive acknowledges that (i) under
                      ---------------
the Plan the exercise price of the Options will be the per share fair market value of the Common Stock as of the date of grant of the Option and (ii) Executive has read, reviewed and is familiar with the terms and conditions of the Plan and the form of the Option Agreement under which the Options will be granted to Executive.

              (e)     Adjustment of Option Shares.  The foregoing number of
                      ---------------------------
shares covered by any Option shall be appropriately adjusted in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or similar change in the capital structure of the Bank that occurs between the Effective Date of this Agreement and the date on which the Option is granted.

     3.4.     Deferred Compensation.
              ---------------------

              (a)     Amounts under Original Agreement.  Under the Original
                      --------------------------------
Agreement, the Bank established a balance sheet liability account for the benefit of Executive and credited amounts to such account during the term of the Original Agreement. Executive's interest in the amounts credited to such account is subject to the terms of the Original Agreement. Bank acknowledges that (i) Executive's interest in the amounts credited to the liability account under the Original Agreement is fully vested, (ii) the account established under the Original Agreement shall continue in full force and effect (except only that the Bank shall not be obligated to credit to the account any new amounts, other than interest, after the Effective Date), (iii) interest shall continue to accrue on the amounts credited to the liability account, and (iv) nothing in this Agreement shall terminate the liability account established under the Original

Agreement or the rights and obligations of the parties with respect to such account as specified in the Original Agreement.

              (b)     Additional Deferred Compensation.  The Bank hereby
                      --------------------------------
establishes a balance sheet liability account for the benefit of Executive (the "Deferred Account"). The provisions of this SECTION 3.4 shall control all
 ----------------
obligations of the Bank with respect to all amounts credited to the Deferral Account.

                      (i)     Fourth Quarter 2006.  As of the Effective Date of
                              -------------------
     this Agreement, the Bank shall credit to the Deferral Account Fifty Thousand Dollars ($50,000.00) with respect to the calendar quarter ended December 31, 2006.

                      (ii)     First Quarter 2007.  Subject to the provisions of
                               ------------------
     SECTION 3.4(b)(iv), below, and provided that Executive is then employed by the Bank under this Agreement, as of March 31, 2007, the Bank shall credit to the Deferral Account an additional Fifty Thousand Dollars ($50,000.00) with respect to the calendar quarter ended March 31, 2007.

                      (iii)     Monthly Credits.  Subject to the provisions of
                                ---------------
     SECTION 3.4(b)(iv) below, beginning with January 2007 and continuing throughout the Term and any Renewal Term of this Agreement, the Bank shall credit to the Deferral Account on the last day of each calendar month an additional Two Thousand Dollars ($2,000.00) per month; provided that in no event shall the Bank be obligated to credit any amount to the Deferral Account with respect to any month unless Executive is employed by the Bank under this Agreement as of the last day of such calendar month.

                      (iv)     No Credit During Disability.  Notwithstanding
                               ---------------------------
     anything in this Agreement to the contrary, the Bank shall not be obligated to credit any amount to the Deferral Account under SECTION 3.4(b)(ii) or
     SECTION 3.4(d)(iii) above with respect to any period during which Executive is disabled (as defined in SECTION 4.6 below). Notwithstanding the foregoing, interest shall accrue on the balance of the Deferral Account during any period during which Executive is disabled.

              (c)     Interest Accrual.  The Bank shall credit to the Deferral
                      ----------------
Account at the end of each calendar month interest on the balance of the Deferral Account at a rate equal to the then current rate offered by the Bank on a six (6) month certificate of deposit. Interest shall continue to accrue on the balance in the Deferral Account so long as any amounts remain credited to the Deferral Account and unpaid to Executive.

              (d)     Payment of Deferral Amounts.
                      ---------------------------

                      (i)     No Payment if Termination of Employment Prior to
                              ------------------------------------------------
     Age 65. Except as provided in SECTION 3.4(e) below, if Executive's
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     employment under this Agreement terminates for any reason other than only
     Executive's death or disability prior to the date on which she attains age 65, the Bank shall have no obligation to pay any amount to Executive with respect to any amounts credited to the Deferral Account.

                      (ii)     Payment After Age 66.  Subject to the provisions
                               --------------------
     of SECTION 3.4(d)(i), above, at such time as Executive attains age 66, whether or not she is then employed with the Bank, the Bank shall make payments to Executive with respect to amounts credited to the Deferral Account as follows.


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
                                (A) Beginning on the first day of the first calendar month after Executive attains age 66, the Bank shall pay to Executive an annual amount selected by Executive, but in any event not less than Twenty-four Thousand Dollars ($24,000.00) and not more than Fifty Thousand Dollars ($50,000.00). The Bank shall pay such amount on a monthly, quarterly or annual basis as selected by Executive. Executive may change the amount and the time for payment of any amounts under this SECTION 3.4(d)(ii)(A) so long as such change is made in compliance with the election and other requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").
                                                                      ----

                                (B) The parties intend that the provisions of SECTION3.4 (d)(ii)(A) provide for the payment of the Deferred Account balance at a specified time within the meaning of Section 409A(a)(2)(A)(iv) of the Code.

                      (iii)     Payment on Executive's Disability.  If the Bank
                                ---------------------------------
     terminates this Agreement by reason of Executive's disability (as defined in SECTION 4.6 below), the Bank shall pay to or on behalf of Executive an amount selected by Executive, but in any event not less than Two Thousand Dollars ($2,000.00) and not more than Four Thousand Dollars ($4,000.00) per month, until all amounts credited to the Deferral Account have been paid to or for the account of Executive. Notwithstanding the foregoing, once Executive attains age 66, the amounts payable by the Bank to Executive shall be determined under SECTION 3.4(d)(ii) above and not this SECTION 3.4(d)(iii). If Executive dies after the Bank has commenced paying her amounts under this SECTION 3.4(d)(iii), the Bank shall pay to Executive's Designated Heirs (as defined below) in accordance with the provisions of
     SECTION 3.4(d)(iv), below, the balance in the Deferred Account on the date of Executive's death.

                      (iv)     Payment on Executive's Death.  If Executive dies
                               ----------------------------
     prior to the Bank's payment to Executive of all amounts credited to the Deferral Account, the entire balance of the Deferral Account on the date of Executive's death shall be paid by the Bank to Executive's Designated Heirs (as defined below) within thirty (30) days after the later of (A) the date of the delivery to the Bank of written notice of Executive's death or (B) the date on which the Bank receives a court order or written instructions from legal counsel for Executive or Executive's estate reasonably acceptable to the Bank authorizing and confirming the payment of the account balance to the Designated Heirs. Set forth in Exhibit A hereto is a
                                                           ---------
     schedule of Executive's heirs (the "Designated Heirs") for purposes of this
                                         ----------------
     Agreement. Executive may change the Designated Heirs at any time and from time to time; provided that the Bank shall not be bound by any change to the Designated Heirs unless and until the Bank has received written notice of the change.

                      (v)     Termination of Payment Obligation.  The Bank shall
                              ---------------------------------
     have no obligation to pay Executive any amounts under this SECTION 3.4(d) on or after the date on which the Bank has paid to Executive the entire amount credited to the Deferral Account.

                      (vi)     Performance of Services.  All amounts credited to
                               -----------------------
     the Deferral Account under this SECTION 3.4 are deemed credited with respect to services performed or to be performed by Executive under this Agreement after the Effective Date.

              (e)     Vesting on Change in Control.  On the occurrence of a
                      ----------------------------
Change in Control, as defined in SECTION 4.7(a), below, Executive's interest in fifty percent (the "Vested Percentage") of the total amount credited to the
                    -----------------
Deferral Account as of the date of the Change In Control shall become fully vested. The Bank shall pay the Vested Percentage to Executive in accordance with the provisions of SECTIONS 3.4(d)(ii), 3.4(d)(d)(iii), and 3.4(d)(iv) above, and the Bank shall be obligated to pay such amount to Executive in accordance with such Sections even though Executive's employment under this


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
Agreement may have terminated prior to the date on which she attains age 65. Subject to the provisions of SECTION 3.4(d)(i), above, the Bank shall pay to Executive the balance of the amounts credited to the Deferral Account in accordance with the provisions of SECTIONS 3.4(d)(ii), 3.4(d)(iii) and 3.4(d)(iv) above. The vesting under this Section shall occur regardless of whether or not Executive's employment under this Agreement is terminated pursuant to SECTION 4.7, below.

              (f)     Tax Election.  To the extent that this Agreement or the
                      ------------
provisions of this SECTION 3.4 constitute a nonqualified deferred compensation plan within the meaning of Section 409A of the Code, Executive hereby makes an irrevocable election as to the payment of any deferred compensation in accordance with the provisions of this SECTION 3.4.

              (g)     Status of Deferred Account.  Executive agrees that the
                      --------------------------
Bank shall establish and maintain the Deferral Account only as a balance sheet liability account and that the Bank shall have no obligation to deposit or maintain any cash or other assets in a separate or segregated account for the benefit of Executive.

     3.5.     401K Plan.  Subject to Executive's compliance with the eligibility
              ---------
and other terms and conditions of the Plan, Executive will be eligible to participate In the Bank's 401(k) Plan.

     3.6.     Bank Executive Benefits.  Subject to Executive's satisfaction of
              -----------------------
any eligibility requirements, Executive shall be eligible to participate in the Bank's employee benefit plans, for both Executive and family (including medical, dental, vision, prescription plan, life insurance, and short-term disability benefits) generally provided by the Bank to its senior executives. In all events, the Bank's liability to Executive shall be limited to the amount of premiums payable by the Bank to obtain the coverage(s) contemplated herein. Nothing in this SECTION 3.6 or any other provision of this Agreement shall prohibit the Bank from, or limit the right of the Bank to, changing or modifying the terms of any of the foregoing employee benefit plans or terminating any of such plans.

     3.7.     Vacation.  Executive shall be entitled to vacation time of not
              --------
more than four (4) weeks per year, provided however that, during each year of the Term or Renewal Term(s), Executive is required to and shall take at least two (2) weeks of said vacation (the "mandatory vacation"), which shall be taken
                                     ------------------
consecutively. Executive shall be entitled to accumulate up to six (6) weeks of accrued vacation, afterwhich additional vacation will not accrue. The Bank shall not be obligated to pay or reimburse Executive at the end of any calendar year any amount for any unused vacation time. The Bank shall pay orreimburse Executive at the end of the Term or any Renewal Term after which there is no further Renewal Term, for any unused vacation time.

     3.8.     Home Office Allowance.  The Bank shall pay to or on behalf of
              ---------------------
Executive an amount of Five Hundred Dollars ($500.00) per month as a non-accountable business expense to cover costs of Executive maintaining office facilities in her residence from which to perform services under this Agreement.

     3.9.     Montecito Country Club.  Executive shall use her commercially
              ----------------------
reasonable efforts to obtain and maintain during the Term and any Renewal Term, for purposes of performing her services under this Agreement, at least a "temporary" membership at Montecito Country Club ("MCC"). The Bank shall pay to
                                                   ---
or on behalf of Executive an amount of Five Hundred Twenty-five Dollars ($525.00) per month to cover the cost of her "temporary" membership at MCC. Executive acknowledges that (a) MCC is considering revising its membership structure, (b) the Bank shall have no obligation to pay or reimburse Executive any amount in excess of $550.00 per month with respect to the cost of Executive's membership at MCC, and (c) if MCC revises its membership structure, the Bank and Executive shall negotiate in good faith regarding the amount in excess of $525.00 per month, if any, payable by the Bank to Executive with respect to her revised membership at MCC.

     3.10.     Reimbursement for Expenses.  The Bank shall reimburse Executive
               --------------------------
for any and all reasonable business expenses incurred by Executive on behalf of Bank in the performance of this Agreement, approved expenditures to be determined by the Board of Directors ("Business Expenses"). A reimbursable
                                       -----------------
Business Expense shall be of a nature qualifying it as a proper business expense deduction on the federal and state income tax returns of the Bank. Executive must be able to furnish adequate records and other documentary evidence as may be required by Federal and State statues.

4.   ARTICLE 4 - TERMINATION
     -----------------------

     4.1.     Termination At Will.  Notwithstanding anything to the contrary
              -------------------
herein, the Bank may terminate this Agreement at any time and for any reason, with or without cause, in accordance with the provisions of this SECTION 4. Except as otherwise specifically provided in this Agreement, such termination shall be effective either immediately upon receipt of notice of termination by Executive from the Bank or at such later date as the Bank may specify in the notice of termination. Notwithstanding anything in this Agreement to the contrary, the Bank shall have no obligation to continue Executive's employment under this Agreement for any period or any particular period.

     4.2.     Termination by the Bank Without Cause or on Non-Renewal.  If
              -------------------------------------------------------
during the Term or Renewal Term, the Bank terminates this Agreement without cause or does not renew the Term or any Renewal Term, the following provisions shall apply.

              (a)     Notice Period.  The Bank shall provide Executive at least
                      -------------
three (3) months written notice of (i) the Bank's termination of Executive's employment under this Agreement without cause or, (ii) the Bank's decision not to renew the Agreement ("Notice Period").
                         -------------

              (b)     Compensation.
                      ------------

                      (i)     During Notice Period.  During the Notice Period,
                              --------------------
     Executive shall continue to receive the then applicable salary and benefits specified in this Agreement and shall continue to perform the Duties and Specific Duties of employment as defined under the Agreement.

                      (ii)     Deferred Compensation.  The Bank shall pay to
                               ---------------------
     Executive the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(d), above.

              (c)     Benefits.
                      --------

                      (i) After the effective date of the termination of this Agreement, all Executive benefits available under SECTION 3.6 above (the "Benefits"), shall be continued by Bank, contingent upon and subject
           --------
     to Executive's COBRA election described under SECTION 4.2(c)(ii) below, with the Bank to pay the premium cost for the first six (6) months, and Executive to pay the premium cost thereafter. Such Benefits to continue until the earliest of (A) the expiration of the longer of either one (1) year following the effective date of the termination of Executive's employment under this Agreement or any continuation or coverage period specified by applicable law, or (B) the date Executive becomes covered under any other group health plan not maintained by the Bank or any of its subsidiaries, or (C) Executive provides notice to Bank or the COBRA provider to discontinue the Benefits. Executive shall use her commercially reasonable efforts to promptly notify the Bank of the occurrence of an event described in clause (B) or (C) of the preceding sentence.

                      (ii) In the event Executive is required to make an election under Executive Retirement Income Security Act of 1974 Sections 601 et. seq. ("COBRA") to qualify for the Benefits, Bank's obligation
                    -----
     hereunder shall be conditioned upon Executive's making a timely election.

     4.3.     Termination by the Bank for Cause.  The Bank may terminate this
              ---------------------------------
Agreement at any time for "cause" (as defined below)  by giving to Executive ten
(10) days prior written notice of termination.

              (a)     Definition of Cause.  For purposes of this SECTION 4.3,
                      -------------------
the term "cause" means and includes only:

                      (i) conviction of or confession by Executive to theft, fraud, or embezzlement against the Bank;

                      (ii) Executive's refusal or failure, after specific written notice and demand by the Bank, to diligently perform services for the Bank as required by ARTICLE 2 hereof;

                      (iii) Executive's breach or violation of any material writtenpolicy or regulation of the Bank, including, but not limited to, any written policy or regulation dealing with sexual harassment, discrimination based on age, sex, race, religion or other protected category, illicit drugs, and environmental protection matters;

                      (iv) Executive's willful breach or violation of any material law, rule or regulation (other than traffic violations or similar offenses) or final order of a court of competent jurisdiction applicable to the Bank or Executive;

                      (v) Executive's taking of any materialaction which requires the prior approval of the Board of Directors without such approval; and

                      (vi) Executive's breach of or failure to perform any of her fiduciary duties to the Bank or any of shareholders involving personal profit.

              (b)     Notice of Termination.  If the Bank proposes to terminate
                      ---------------------
this Agreement under clause (a)(i) above, this Agreement shall terminate automatically at the end of such 10-day period and the Bank shall have no further obligation to give Executive any further notice of termination. If the Bank proposes to terminate this Agreement under any of clause (a)(ii), (a)(iii),
(a)(v) or (a)(vi), above, this Agreement shall terminate automatically at the end of such 10-day period and the Bank shall have no further obligation to give Executive any further notice of termination unless Executive has cured, to the reasonable satisfaction of the Bank, during such 10-day period the alleged cause of termination and the Bank provides Executive written notice of its acceptance of such cure. Notwithstanding anything in this Agreement to the contrary, if the Bank proposes to terminate this Agreement for cause under this Section 4.3, so long as the Bank provides Executive a reasonable opportunity to cure any alleged cause, if the Bank is required to do so, the Bank may terminate this Agreement as of the date of the initial notice of termination and pay Executive an additional ten (10) days of severance compensation.

              (c)     Compensation.
                      ------------

                      (i)     Earned Compensation.  Executive shall have the
                              -------------------
     right to receive compensation which has already vested or been earned as of the date of termination of this Agreement under this SECTION 4.3.

                      (ii)     Deferred Compensation.  The Bank shall pay
                               ---------------------
     Executive the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(d), above.

              (d)     Benefits.
                      --------

                      (i)     Earned Benefits.  Executive shall have the right
                              ---------------
     to receive benefits which have already vested or been earned as of the date of termination of this Agreement under this SECTION 4.3, unless expressly prohibited by the terms of any plan, program or agreement governing such compensation or benefits.

                      (ii)     Additional Benefits.  Executive shall be entitled
                               -------------------
     to receive only the right to participate in the Bank's medical plan in accordance with the provisions of COBRA; provided that Executive shall be responsible for paying all applicable insurance premiums and the Bank shall have no obligation to pay any such premiums.

     4.4.     Termination by Executive on Other Event.
              ---------------------------------------

              (a)     Right to Terminate.  Executive may terminate this
                      ------------------
Agreement at any time upon the occurrence of an Other Event (as defined below) by giving to the Bank sixty (60) days prior written notice of termination. Executive must deliver her notice of termination under this SECTION 4.4(a) within sixty (60) days after the occurrence of any Other Event specified below. Executive shall specify in reasonable detail in such notice of termination the basis for the claim that the Bank has breached or failed to perform any of its material obligations or covenants. This notice of termination must set forth in reasonable detail the facts and circumstances that support Executive's claim of right to terminate this Agreement under this SECTION 4.4.

              (b)     Definition.  For purposes of this Agreement the term
                      ----------
"Other Event" shall mean and include:  (i) the Bank's breach or failure to
 -----------
perform any of its material obligations or covenants under this Agreement, and either the Bank's failure to cure such breach or failure of performance within the 15-day period specified in SECTION 4.4(c), below, or the continuation of such breach or failure of performance after such 15-day period without Executive's written consent; and (ii) Good Reason (as defined in SECTION 4.7(d), below).

              (c)     Right to Cure.  The Bank shall have an opportunity to cure
                      -------------
said breach or failure of performance within fifteen (15) days of Bank's receipt of written notice specifying the material breach and the opportunity for Bank to resolve said breach.

              (d)     Compensation.
                      ------------

                      (i)     Earned Compensation.  Executive shall have the
                              -------------------
     right to receive compensation which has already vested or been earned as of the date of termination of this Agreement under this SECTION 4.3.

                      (ii)     Deferred Compensation.  The Bank shall pay
                               ---------------------
     Executive the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(d), above.

              (e)     Benefits.
                      --------

                      (i)     Earned Benefits.  Executive shall have the right
                              ---------------
     to receive benefits which have already vested or been earned as of the date of termination of this Agreement under this SECTION 4.3, unless expressly prohibited by the terms of any plan, program or agreement governing such compensation or benefits.

                      (ii)     Additional Benefits.  Executive shall be entitled
                               -------------------
     to receive the Benefits specified in SECTION 4.2(c), above, in accordance with and subject to the terms of such Section.

     4.5.     Termination on Death of Executive.  This Agreement shall
              ---------------------------------
terminate automatically upon Executive's death.

              (a)     Compensation.  The Bank shall pay to Executive, her
                      ------------
beneficiary or beneficiaries or Executive's estate, as the case may be:

                      (i) the compensation which has been earned through the date of termination of this Agreement under this SECTION 4.5; and

                      (ii) the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(d)(iv) above.

              (b)     Benefits.  Executive shall have the right to receive
                      --------
benefits which have already vested or been earned as of the date of termination of this Agreement under this SECTION 4.6, unless expressly prohibited by the terms of any plan, program or agreement governing such compensation or benefits.

     4.6.     Termination on Mental or Physical Disability of Executive.
              ---------------------------------------------------------

              (a)     Right to Terminate. If Executive is absent from work or
                      ------------------
found to be physically or mentally incapable of performing Executive's Duties and Specific Duties for a period of thirty (30) consecutive days, or a cumulative period of one hundred twenty (120) days in any one (1) calendar year, the Bank acting in good faith, may terminate this Agreement as of the termination date specified in a written notice of termination delivered to Executive, except that there is no minimum Notice Period requirement.

              (b)     Definition of Disability.  For purposes of this Agreement
                      ------------------------
only, physical or mental disability shall be defined as Executive being unable to fully perform under this Agreement for a continuous period of ninety (90) days or a cumulative period of one hundred twenty (120) days in any one (1) calendar year.

              (c)     Compensation.
                      ------------

                      (i)     Earned Compensation.  Executive shall have the
                              -------------------
     right to receive compensation which has already vested or been earned as of the date of termination of this Agreement under this SECTION 4.6.

                      (ii)     Deferred Compensation.  The Bank shall pay
                               ---------------------
     Executive the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(d)(iii) above.

              (d)     Benefits.
                      --------

                      (i)     Earned Benefits.  Executive shall have the right
                              ---------------
     to receive benefits which have already vested or been earned as of the date of termination of this Agreement under this SECTION 4.6, unless expressly prohibited by the terms of any plan, program or agreement governing such compensation or benefits.

                      (ii)     Additional Benefits.  Executive shall be entitled
                               -------------------
     to receive the Benefits specified in SECTION 4.2(c), above, in accordance with and subject to the terms of such Section.

              (e)     Dispute re Disability.  If there should be a dispute
                      ---------------------
between the Bank and Executive as to Executive's physical or mental disability for purposes of this Agreement, the question shall be settled by the opinion of an impartial reputable physician or psychiatrist mutually agreed upon by the parties or their representatives, or if the parties cannot agree within ten (10) days after a request for designation of such party, then by a physician or psychiatrist designated by the Santa Barbara County Medical Association.

     4.7.     Termination on Change in Control.
              --------------------------------

              (a)     Right to Terminate. If within twelve (12) months following
                      ------------------
(a) a merger, consolidation or reorganization of the Bank or Parent with or into another corporation or business entity immediately after which the shareholders of Parent or the Bank immediately before the merger, consolidation or reorganization own, directly or indirectly, 50% or less of the outstanding voting securities of the surviving or resulting corporation or entity, or (b) upon a sale or other disposition of all or substantially all of the assets of Parent or the Bank other than to a wholly owned subsidiary of Parent or the Bank, or (c) the acquisition of more than fifty percent (50%) of the combined outstanding voting securities of Parent or the Bank by any person or group of affiliated persons (other than as a result of the organization of a holding company for Parent or the Bank) (collectively a "Change in Control"), (i) the
                                                 -----------------
Bank terminates this Agreement, with or without cause, or does not renew the Term or any Renewal Term of this Agreement, or (ii) Executive terminates this Agreement under SECTION 4.4 above, the following provisions shall apply.

              (b)     Compensation.
                      ------------

                      (i)     Earned Compensation.  Executive shall have the
                              -------------------
     right to receive compensation which has already vested or been earned as of the date of termination of this Agreement under this SECTION 4.6.

                      (ii)     Severance Compensation.  If, within one (1) year
                               ----------------------
     after the occurrence of the Change in Control, Executive terminates her employment under this Agreement for Good Reason (as defined below) or the Bank terminates Executive's employment under this Agreement other than for cause (as defined in SECTION 4.3(a) above), the Bank shall pay to or on behalf of Executive one (1) year's base salary and the costs of Executive's Benefits (as defined above) for a period of one(1) year after such the date of termination. The foregoing salary and benefits shall be paid in monthly installments over such one-year period in accordance with the Bank's normal practices. This provision shall apply only if Executive terminates her employment for Good Reason or if the Bank terminates Executive's employment, and shall not apply if Executive terminates her employment on any other basis under SECTION 4.4, above.

                      (iii)     Deferred Compensation.  The Bank shall pay
                                ---------------------
     Executive the balance in the Deferral Account in accordance with the provisions of SECTION 3.4(e) above.

              (c)     Benefits.
                      --------

                      (i)     Earned Benefits.  Executive shall have the right
                              ---------------
     to receive benefits which have already vested or been earned as of the date of termination of this Agreement under this SECTION 4.7, unless expressly prohibited by the terms of any plan, program or agreement governing such compensation or benefits.

                      (ii)     Additional Benefits.  Executive shall be entitled
                               -------------------
     to receive the Benefits specified in SECTION 4.2(c), above, in accordance with and subject to the terms of such Section.

              (d)     For Good Reason.  For purposes of this SECTION 4.7, the
                      ---------------
term "Good Reason" shall mean and include only the occurrence of any of the following events:

                      (i) A material change occurs in the functions, duties, responsibilities, reporting relationship, location of work, and/or title of Executive which is not agreed to by Executive, provided that none of (A) a change in Executive's title following the merger or consolidation of the Bank with or into any other corporation or entity or (B) a temporary change any of the matters described in this clause (i) for a period of no more than sixty (60) consecutive days as a result of Executive's incapacity or disability shall by itself constitute an event described in this clause
     (i); or

                      (ii) The Bank requires Executive to perform any function or duty, the performance of which would violate any material statute or public policy the violation of which could expose Executive to personal liability or which would have a material adverse effect on Executive's business reputation.

5.    ARTICLE 5 - CONFIDENTIALITY AND NON-SOLICITATION
      ------------------------------------------------

     5.1.     Confidentiality and Trade Secrets.  Executive acknowledges that,
                ---------------------------------
in the course of heremployment with the Bank, Executive will acquire information about the Bank's borrowers and clients, terms and conditions of Bank transactions, pricing information for the purchase or sale of assets, financing and securitization arrangements, research materials, manuals, computer programs, formulas analyzing assets portfolios, techniques, data, marketing plans and tactics, technical information, lists of asset sources, the processes and practices of the Bank and related companies, information contained in electronic or computer files, financial information, salary and wage information, and other information that is designated by the Bank or its affiliates as confidential or that Executive knows or should know is confidential information provided by third parties and that the Bank or its affiliates are obligated to keep confidential as well as other proprietary information of the Bank or its affiliates ("Confidential Information"). Executive acknowledges that all
             ------------------------
Confidential Information is and shall continue to be the exclusive property of the Bank. Executive agrees not to disclose any Confidential Information, either during the Term or thereafter, directly or indirectly, under any circumstances or by any means, to any third person or party without the prior written consent of the Bank.

       5.2.     Non-Solicitation of Executives.  Except as permitted by the
                ------------------------------
prior written consent of eitherthe President/CEO of theBank or the Chairman of the Board of Directors, during the one (1) year period following the termination date, Executive shall not directly or indirectly solicit for employment or for independent contractor work from any executive of the Bank, and shall not encourage any such executive to leave the employment of Bank.

       5.3.     Non-Solicitation of Customers.  During the one (1) year period
                -----------------------------
following the termination date, Executive shall not directly: (a) solicit business from any customers of the Bank; (b) encourage any customers to stop using the facilities or services of the Bank; or (c) encourage any customers to use the facilities or services of any competitor of the Bank.

       5.4.     Bank to Benefit from Provisions.  To the extent any provisions
                -------------------------------
of this Article 5 relate in any way to Confidential Information and trade secrets of the Bank, then the obligations of Executive set forth herein shall also extend to the Bank and inure to its benefit.

6.     ARTICLE 6 - BANK'S OWNERSHIP IN EXECUTIVE'S WORK
       ------------------------------------------------

       6.1.     Bank's Ownership. Executive agrees that all inventions,
                ----------------
discoveries, improvements, trade secrets, formulas, techniques, processes, and know-how, whether or not patentable, and whether or not reduced to practice, that are conceived or developed during Executive's employment with the Bank, either alone or jointly with others, or relating to the Bank or to the banking industry ("Bank's Work"), and any written record that Executive may maintain of
           -----------
Bank's Work, shall be owned exclusively by the Bank. Executive hereby assigns to Bank, all of Executive's right, title, and interest, if any, in such intellectual property defined as Bank's Work. Executive shall furnish to Bank any and all such records pertaining to Bank's Work, immediately upon request. Notwithstanding anything in thisSECTION 6.1 to the contrary, any inventions, discoveries, improvements, trade secrets, formulas, techniques, processes and know-how conceived or developed by Executive solely while providing Volunteer Services (as defined inSECTION 2.5, above) shall not be considered Bank Work.

       6.2.     Return of Bank's Property and Materials.  Upon termination of
              ---------------------------------------
heremployment with the Bank, Executive shall deliver to the Bank all Bank property and materials that are in Executive's possession or control, including Bank's Work, within five (5) calendar days.

       6.3.     Bank to Benefit from Provisions.  To the extent any provisions
              -------------------------------
of this Article 6 relate in any way to information, property, rights, projects, ventures, or inventions of the Bank, then the obligations of Executive set forth in this Article 6 shall also extend to the Bank and inure to its benefit.

7.     ARTICLE 7 - ARBITRATION
       -----------------------

       7.1.     Obligation to Arbitrate.  If any dispute, controversy or claim
                -----------------------
arises out of or relates to this Agreement, such dispute, controversy, or claim shall be settled by binding arbitration only, in accordance with the Rules of Judicial Arbitration and Mediation Services, using legal principles and damages according to California Law, and shall be selected by and agreed upon by both parties. Judgment upon the arbitrator's award shall be entered in the jurisdiction thereof. The arbitrator shall determine which party is the prevailing party and shall include in the award, the prevailing party's actual attorney's fees and costs. The arbitrator shall have no authority to grant either punitive or consequential damages to any party. Nothing in the ARTICLE 7 shall prohibit or limit the right of the Bank to commence suit or other judicial proceedings seeking injunction or other equitable relief in the event of Executive's breach or threatened breach of any of her obligations under any of SECTIONS 5 or 6 of this Agreement or SECTIONS 5 or 6 of the Original Agreement.

       7.2.     Arbitrator.  If the parties cannot agree upon the selection of
                ----------
an arbitrator within ten (10) days of written demand upon the other, the parties shall choose from a list to be provided by the main Los Angeles office of the American Arbitration Association ("AAA") or of the Federal Mediation and
                                   ---
Conciliation Service, using the strike method, with the first to strike being determined by the flip of a coin.

       7.3.     Fee Deposit.  As soon as practicable after selection of the
                -----------
arbitrator, the arbitrator or their designated representative shall determine a reasonable estimate of anticipated fees and costs setting forth that parry's pro rata share of said fees and costs. Thereafter, each party shall, within ten (10) days of receipt of said statement, deposit said sum with the arbitrator. Failure of any party to make such a deposit shall result in a forfeiture by the non-depositing party of the right to prosecute or defend the claim which is the subject of the arbitration, but shall not otherwise serve to abate, stay, or suspend the arbitration.

       7.4.     Hearing Schedule.  Unless the parties agree otherwise, within
                ----------------
one hundred and twenty (120) days of the selection of the arbitrator, a hearing shall be conducted at a time and a place in Santa Barbara County agreed upon by the parties. Arbitration shall be conducted in accordance with AAA employment rules and procedures ("AAA Rules"), then in effect. In the event of any
                       ---------
inconsistency between AAA Rules and this Agreement, the terms of this Agreement shall prevail.

       7.5.     Award.  Within thirty (30) days of conclusion of the arbitration
                -----
hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator's award. The decision of the arbitrator shall be final, binding, and non-appealable, except as otherwise permitted by Law, and may be enforced as a final judgment in any court of competent jurisdiction.

8.     ARTICLE 8 - MISCELLANEOUS
       -------------------------

       8.1.     Parent as a Party.  Parent is a party to this Agreement solely
                -----------------
for purposes of effecting the grant of the Options contemplated in SECTION 3, above. Parent shall have no liability or obligation to Executive with respect to the Bank's performance or non-performance of any of its obligations under this Agreement.

       8.2.     Continuation of Original Agreement.  Executive acknowledges and
                ----------------------------------
agrees that the provisions of SECTIONS 5 and 6 of the Original Agreement shall continue to apply to events that occurred before the Effective Date of this Agreement and that the provisions of SECTIONS 5 and 6 of this Agreement shall apply to events that occurred on or after the Effective Date of this Agreement.

       8.3.     Injunctive Relief.  Executive hereby acknowledges and agrees
                -----------------
that it would be difficult to fully compensate the Bank for damages for a breach or threatened breach of any of the provisions of SECTIONS 5 or 6 hereof or SECTIONS 5 or 6 of the Original Agreement. Accordingly, Executive specifically agrees that the Bank shall be entitled to temporary and permanent injunctive relief to enforce the provisions of SECTIONS 5 or 6 hereof or SECTIONS 5 or 6 of the Original Agreement, and that such relief may be granted without the necessity of proving actual damages. The foregoing provision with respect to injunctive relief shall not, however, prohibit the Bank from pursuing any other rights or remedies available to the Bank for such breach or threatened breach, including, but not limited to, the recovery of damages from Executive or any third parties.

       8.4.     Authorized Representative of the Bank.  Although Executive is an
                -------------------------------------
officer of the Bank, any and all actions and decisions to be taken or made by the Bank under this Agreement or with respect to the employment relationship described in this Agreement, and any and all consents, approvals and agreements permitted or required to be given or made on the part of the Bank under this Agreement, shall be made and accomplished by the Bank only through the actions taken, in writing, of its Chief Financial Officer or such other person or persons as the Board of Directors may from time to time designate.

       8.5.     Indemnification.  The Bank and Executive agree to maintain in
                ---------------
place at all times during the Term and Renewal Term(s), under this Agreement, an Indemnification Agreement substantially similar in form and content to the Indemnification Agreement entered into by the parties on December 20, 2001 (the "Indemnification Agreement"). The parties agree that the Indemnification
 -------------------------
Agreement is in full force and effect as of the Effective Date of this Agreement. Any payments made to Executive pursuant to The Indemnification Agreement are subject to and conditioned upon compliance with 12 C.F.R. Section

545,121, any rules or regulations promulgated thereunder, and all benefits and privileges to which Executive is otherwise entitled by law or pursuant to the Bylaws of the Bank.

       8.6.     Tax Advice.  Executive represents and warrants to the Bank that
                ----------
she has sought and received independent professional advice concerning the treatment of the transactions contemplated by this Agreement under the Code, the rules and regulations promulgated thereunder by the Internal Revenue Service (the "IRS"), and the income tax laws of any other applicable taxing
      ---
jurisdictions, and that she is not relying upon any representation, warranty or other statement made by the Bank, its counsel or anyone acting on behalf of the Bank with respect to such treatment or the structuring of the compensation payable under this Agreement as assuring any particular income tax treatment. Executive understands and agrees that neither the Bank, its counsel nor anyone acting on behalf of the Bank has made or is making any representation, warranty or other statement with respect to such income tax treatment.

       8.7.     Notice.  Any notice or other communication required or permitted
                ------
under this Agreement shall be in writing and shall be deemed received (i) when personally delivered, or, (ii) if mailed, one (1) week after having been placed in the United States mail, registered, or certified, postage prepaid, addressed to the party to whom it is directed at the address listed below or (iii) if sent by facsimile, email or other form of electronic transmission, one (1) business day after the notice is transmitted to the facsimile number, email address or other address specified on the signature page of this Agreement, and the transmitting party either receives confirmation of transmission or does not receive notice of non-delivery.

       8.8.     Entire Agreement.  This Agreement, including any documents
                ----------------
expressly incorporated into it by the terms of this Agreement, constitutes the entire agreement between the parties. This Agreement supersedes and rescinds any and all prior oral and written agreements, understandings, negotiations, and discussions relating to the employment of Executive by Bank. This Agreement may not be modified, supplemented or amended by oral agreement, but only by an agreement in writing signed by Bank and Executive.

       8.9.     Amendment.  This Agreement may be amended only in writing duly
                ---------
executed by all of the parties hereto. Notwithstanding anything in this Agreement to the contrary, any amendment to SECTION 3.4 of this Agreement shall be made in compliance with the requirements of Section 409A of the Coder and the Treasury Regulations thereunder.

       8.10.     Survival of Certain Provisions.  Notwithstanding anything to
                 ------------------------------
the contrary contained herein, in the event of any termination of this Agreement, the rights and obligations of the parties under SECTIONS 3.4, 4.2(b), 4.2(c), 4.3(c), 4.3(d), 4.4(d), 4.4(e), 4.5(a), 4.5(b), 4.6(c), 4.6(d), 4.6(e),
4.7(b) and 4.7(c) and ARTICLES 5, 6, 7 and 8 hereof shall survive such termination and shall continue in full for and effect until fully performed.

       8.11.     Waivers.  All rights and remedies of the parties hereto are
                 -------
separate and cumulative, and no one of them, whether exercised or not, shall be deemed to limit or exclude any other rights or remedies which the parties hereto may have. Neither party hereto shall be deemed to waive any rights or remedies under this Agreement unless such waiver be in writing and signed by such party. No delay or omission on the part of either party hereto in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

       8.12.     Successors and Assigns.  The Bank shall require any successor
                 ----------------------
or assignee, whether direct or indirect, by purchase, merger, consolidation, or otherwise to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform in writing this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. This Agreement shall inure to the benefit of and be binding upon the Bank, its successors and assigns, and upon Executive and Executive's heirs, executors, administrators and legal representatives. No party to this Agreement may delegate its or their duties hereunder without the prior written consent of the other party to this Agreement.

       8.13.     Governing Law.  This Agreement is entered into in the State of
                 -------------
California, and California law shall in all respects govern the validity, construction, and interpretation of this Agreement.

       8.14.     Attorney's Fees.  In any arbitration, suit or other action
                 ---------------
between the parties seeking enforcement of any of the terms and provisions of this Agreement, the prevailing party in such arbitration, suit or other action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, not limited to taxable costs, and a reasonable attorney's fees. In order for a party to change its address or other information for the purpose of this section, the party must first provide notice of that change in the manner required by this section.

9.     ARTICLE 9- RECEIPT OF AGREEMENT
       -------------------------------

       9.1.     Receipt of Agreement.  Each of the parties hereto acknowledges
                --------------------
that they have read this Agreement in its entirety and does hereby acknowledge receipt of a fully executed copy thereof. A fully executed copy shall be an original for all purposes, and Is a duplicate original.

     IN WITNESS WHEREOF, the parties hereto have caused this Employment and Confidentiality Agreement to be executed as of the Effective Date set forth above.

ACCEPTED AND AGREED:
           EXECUTIVE                    COMMUNITY WEST BANK,
                                             a National Banking Association


By: /s/ Lynda J. Nahra                  By: /s/ Robert H. Bartlein
    ----------------------------            -------------------------------
Name:   Lynda J. Nahra, Executive       Name:   Robert H. Bartlein
                                                ---------------------------
                                        Title:  Chairman
                                                ---------------------------


ADDRESS FOR NOTICE:                     ADDRESS FOR NOTICE:

Lynda J. Nahra                          445 Pine Street
1409 Shoreline Drive                    Goleta, California 93317
Santa Barbara, California 93109         Attention:  Robert H. Bartlein
Telephone: (805) 966-3015                           Chairman of the Board
Facsimile: (805)                        Telephone: (805) 683-4944
                ---------------         Facsimile: (805) 692-2897
Email:                                  Email:
      --------------------------              -----------------------------


Date:    1/25    , 2007                 Date:    2/1    , 2007
     ------------                            -----------


                       [signatures continue on next page]

                                        COMMUNITY WEST BANCSHARES,
                                             a California corporation


                                        By: /s/ Robert H. Bartlein
                                            -------------------------------
                                        Name:   Robert H. Bartlein
                                                ---------------------------
                                        Title:  Vice Chairman
                                                ---------------------------

                                        ADDRESS FOR NOTICE:

                                        445 Pine Street
                                        Goleta, California 93317
                                        Attention:  Robert H. Bartlein
                                                    Chairman of the Board
                                        Telephone: (805) 683-4944
                                        Facsimile: (805) 692-2897
                                        Email:
                                              -----------------------------


                                        Date: :    2/1    , 2007
                                               -----------

                                DESIGNATED HEIRS


     Set forth below is a list of the names and addresses of Executive's heirs to whom the Bank shall pay the balance of the Deferred Account in the event of Executive's death.

              NAME                           ADDRESS                    PERCENTAGE INTEREST

-------------------------------  -------------------------------  -------------------------------

-------------------------------  -------------------------------  -------------------------------

-------------------------------  -------------------------------  -------------------------------